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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): JANUARY 29, 2001



                        THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)



                   TEXAS                          1-10671                            76-0319553
         (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



      1401 ENCLAVE PARKWAY, SUITE 300
              HOUSTON, TEXAS                                                            77077
 (Address of Principal Executive Offices)                                            (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 597-7000

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ITEM 5.  OTHER EVENTS.

         On January 29, 2001, The Meridian Resource Corporation, a Texas corporation (the "Company"), completed the repurchase of all of the Company's outstanding preferred stock (convertible into 12.8 million shares of the Company's common stock) and six million shares of the Company's common stock from Shell Louisiana Onshore Properties Inc., a Delaware corporation ("Shell"), for an aggregate cash price of $114 million. The repurchase was the result of the exercise of an option to purchase such shares granted to the Company by Shell under an Option and Standstill Agreement, dated July 17, 2000, between the
Company and Shell. In connection with the repurchase, the Company and Shell entered into a Termination Agreement and a Registration Rights Agreement, which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and the Company and American Stock Transfer & Trust Co., as rights agent, entered into Amendment No.
1 to Rights Agreement, which is filed as Exhibit 4.3 hereto, each of which exhibits are hereby incorporated herein by reference. A copy of the press release announcing the completion of the repurchase is filed as Exhibit 99.1 hereto, and is also hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         4.1     -   Termination Agreement, dated January 29, 2001, by and
                     between the Company and Shell Louisiana Onshore Properties
                     Inc.

         4.2     -   Registration Rights Agreement, dated January 29, 2001, by
                     and between the Company and Shell Louisiana Onshore
                     Properties Inc.

         4.3     -   Amendment No. 1, dated as of January 29, 2001, to Rights
                     Agreement, dated as of May 5, 1999, by and between the
                     Company and American Stock Transfer & Trust Co., as rights agent.

         99.1    -   Press release of the Company dated January 29, 2001,
                     announcing exercise of the option, granted under the Option and Standstill Agreement between the Company and Shell, to repurchase all of the outstanding shares of the Company's
                     preferred stock (convertible into 12.8 million shares of
                     common stock), plus six million shares of the Company's
                     common stock, held by Shell for an aggregate cash price of
                     $114 million.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        THE MERIDIAN RESOURCE CORPORATION



Dated as of January 29, 2001                        /s/ P. Richard Gessinger
                                               ---------------------------------
                                                        P. Richard Gessinger
                                                    Executive Vice President and
                                                      Chief Financial Officer

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                               INDEX TO EXHIBITS

         Number          Exhibit
         ------          -------

         4.1      -     Termination Agreement, dated January 29, 2001, by and
                        between the Company and Shell Louisiana Onshore
                        Properties Inc.

         4.2      -     Registration Rights Agreement, dated January 29, 2001,
                        by and between the Company and Shell Louisiana Onshore
                        Properties Inc.

         4.3      -     Amendment No. 1, dated as of January 29, 2001, to Rights
                        Agreement, dated as of May 5, 1999, by and between the
                        Company and American Stock Transfer & Trust Co., as
                        rights agent.

         99.1     -     Press release of the Company dated January 29, 2001,
                        announcing exercise of the option, granted under the
                        Option and Standstill Agreement between the Company and
                        Shell, to repurchase all of the outstanding shares of
                        the Company's preferred stock (convertible into 12.8
                        million shares of common stock), plus six million shares
                        of the Company's common stock, held by Shell for an
                        aggregate cash price of $114 million.